Leases	12 Months Ended
Dec. 31, 2013
Leases
Leases

7.  Leases

Substantially all of the Group’s restaurants are operated under leased properties. All lease contracts are classified as operating leases. The Group does not consider any one of these individual leases material to the Group’s operations. Initial lease terms are generally for five to ten years and, in many cases, provide for the lessee’s renewal options. Certain leases require contingent rent, determined as a percentage of sales as defined by the terms of the applicable lease agreement.

Deferred rent represents the differences between actual rental payments and rental expenses recognized on a straight-line basis for lease arrangements that contain scheduled escalated lease payments. The deferred rent balance was RMB23,482 and RMB26,130 ($4.3 million) as of December 31, 2012 and 2013, respectively. Such deferred balances are amortized when actual rental payments exceed the straight-line rental expenses in the later portion of the lease terms. The balances of security deposits for leases were RMB19,758 and RMB23,196 ($3.8 million) as of December 31, 2012 and 2013, respectively and are expected to be fully recovered at the end of leases.

(a) Minimum rent commitments under non-cancelable operating leases at December 31, 2013 were as follows:

Years Ending December 31,	RMB
2014	130,778
2015	124,509
2016	115,566
2017	95,639
2018	73,553
Thereafter	86,405
Total minimum lease payments	626,450

(b) Total rent expense on operating leases, including contingent rent, was as follows:

	For Years Ended December 31,
	2011	2012	2013
	RMB
Minimum rent on real property	93,811	118,219	120,141
Contingent rent	4,213	5,330	11,186
Total	98,024	123,549	131,327